Exhibit 10.2

NEW ENGLAND BUSINESS SERVICE, INC.
500 Main Street
Groton, Massachusetts 01471



Agreement to Furnish Copies of Omitted Exhibits and Schedules to Revolving Credit Agreement



	New England Business Service, Inc. (the Registrant) is not filing as exhibits to its Current Report on Form 8-K dated April 15, 1997, copies of the exhibits and schedules to the Revolving Credit Agreement dated as of March 26, 1997, by and among New England Business
Service, Inc., The First National Bank of Boston and Fleet National Bank (together with certain other financial institutions, the Banks), The First National Bank of Boston, as agent for the Banks, and Fleet National
Bank, as documentation agent for the Banks, which Agreement is filed as Exhibit 2.1 thereto.

	Registrant agrees to furnish to the Securities and Exchange Commission, upon request, copies of such omitted exhibits and schedules.


Dated:  April  15, 1997
NEW ENGLAND BUSINESS
SERVICE, INC. (Registrant)


By: 	/s/ John F. Fairbanks
	    John F. Fairbanks
	    VP, Chief Financial
     Officer